Exhibit 32.1

Certification of Chief Executive Officer of

INDEPENDENT BANCSHARES, INC.

Pursuant to 18 U.S.C. Section 1350
(Adopted by Section 906 of the Sarbanes-Oxley Act of 2002)

The undersigned Chief Executive Officer of Independent BancShares, Inc., hereby certifies that:

  Independent BancShares, Inc.'s Amendment No. 1 to the Quarterly Report on Form 10-QSB for the period ended September 30, 2006, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Independent BancShares, Inc.

/S/ Mark A. Imes
Mark A. Imes
President and Chief Executive Officer
December 8, 2006